                                                                    EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA
In re: Auspex Systems, Inc.
CASE NO. 03-52596MSJ

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED: 09/27/03                                    PETITION DATE: 04/22/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1



                                                                              END OF CURRENT    END OF PRIOR      AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                                              MONTH             MONTH              FILING
                                                                                 -----             -----              ------

      a.   Current Assets                                                        $9,173,498        $9,181,315
                                                                                 ----------        ----------
      b.   Total Assets                                                          $9,371,531        $9,379,348            $0
                                                                                 ----------        ----------            --
      c.   Current Liabilities                                                   $  240,240        $  113,806
                                                                                 ----------        ----------
      d.   Total Liabilities                                                     $6,104,707        $2,698,597            $0
                                                                                 ----------        ----------            --

                                                                                                                    CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                    CURRENT MONTH     PRIOR MONTH       (CASE TO DATE)
                                                                              -------------     -----------       --------------

      a.   Total Receipts                                                        $230,421          $544,232        $2,493,057
                                                                                 --------          --------        ----------
      b.   Total Disbursements                                                   $244,362          $353,944        $2,531,569
                                                                                 --------          --------        ----------
      c.   Excess (Deficiency) of Receipts Over Disbursements (a - b)            ($13,941)         $190,288          ($38,512)
                                                                                 --------          --------        ----------
      d.   Cash Balance Beginning of Month                                       $310,429          $120,141        $  335,000
                                                                                 --------          --------        ----------
      e.   Cash Balance End of Month (c + d)                                     $296,488          $310,429        $  296,488
                                                                                 --------          --------        ----------

                                                                                                                     CUMULATIVE
                                                                              CURRENT MONTH       PRIOR MONTH      (CASE TO DATE)
                                                                              -------------       -----------      --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                            ($3,413,927)        ($422,415)
                                                                                 ----------        ----------          ----------

5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                $8,449,542        $8,649,542
                                                                                 ----------        ----------


6.    POST-PETITION LIABILITIES                                                  $  240,240        $  113,806
                                                                                 ----------        ----------

7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                     $        0        $        0
                                                                                 ----------        ----------

      AT THE END OF THIS REPORTING MONTH:                                                              YES                NO

8.    Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach
      listing including date of payment, amount of payment and name of payee)                                             X
                                                                                                   ----------        ----------


9.    Have any payments been made to professionals? (if yes, attach listing
      including date of payment, amount of payment and name of payee)                                                     X
                                                                                                   ----------        ----------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                   ----------        ----------
11.   Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and
      reason for payment, and name of payee)                                                                              X
                                                                                                   ----------        ----------

12.   Is the estate insured for replacement cost of assets and for general
      liability?                                                                                       X
                                                                                                   ----------        ----------

13.   Are a plan and disclosure statement on file?                                                     X
                                                                                                   ----------        ----------

14.   Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                                   ----------        ----------

15.   Check if paid: Post-petition taxes      ;      U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition
      tax reporting and tax returns:          .

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  10/16/03                                /s/ Peter R. Simpson
      -------------------                      ---------------------------------
                                               Responsible Individual



                                       1.

STATEMENT OF OPERATIONS
        (GENERAL BUSINESS CASE)

           For the Month Ended           09/27/03

                CURRENT MONTH
      -----------------------------------
                                                                                         CUMULATIVE       NEXT MONTH
      ACTUAL     FORECAST        VARIANCE                                             (CASE TO DATE)       FORECAST
      ------     --------        --------                                             --------------       --------
                                                 REVENUES:
         $0                           $0      1  Gross Sales                               $480,214
-----------          --      -----------                                                -----------             --
         $0                           $0      2 less: Sales Returns &                       $75,000
                                                Allowances
-----------          --      -----------                                                -----------             --
         $0          $0               $0      3  Net Sales                                 $405,214             $0
-----------          --      -----------                                                -----------             --

         $0                           $0      4  less: Cost of Goods Sold                $1,190,343
                                                       (Schedule 'B')
-----------          --      -----------                                                -----------             --

         $0          $0               $0      5  Gross Profit                             ($785,129)            $0
-----------          --      -----------                                                -----------             --
                                      $0      6  Interest
-----------          --      -----------                                                -----------             --

                                      $0      7  Other Income:
-----------          --      -----------                                                -----------             --

                                      $0      8
-----------          --      -----------                                                -----------             --

          $0                          $0      9  Deferred Service Revenue                  $992,463
                                                 Amortization
-----------          --      -----------                                                -----------             --
         $0          $0               $0     10  TOTAL REVENUES                            $207,334             $0
-----------          --      -----------                                                -----------             --

                                                 EXPENSES:
         $0                           $0     11  Compensation to                           $101,921
-----------          --      -----------         Owner(s)/Officer(s)

    $69,795                     ($69,795)    12  Salaries                                  $883,327
-----------          --      -----------                                                -----------             --

     $7,078                      ($7,078)    13  Commissions                                $16,943
-----------          --      -----------                                                -----------             --

                                      $0     14  Contract Labor
                                                 Rent/Lease:
-----------          --      -----------                                                -----------             --

                                      $0     15  Personal Property
-----------          --      -----------                                                 -----------             --

         $0                           $0     16  Real Property                             $521,339
-----------          --      -----------                                                -----------             --

    $38,815                     ($38,815)    17  Insurance                                 $279,398
-----------          --      -----------                                                -----------             --

    $10,000                     ($10,000)    18  Management Fees                           $250,000
-----------          --      -----------                                                -----------             --

          $0                           $0    19  Depreciation Taxes:                       $547,988
-----------          --      -----------                                                -----------             --

      $1,945                     ($1,945)    20  Employer Payroll Taxes                     $50,403
-----------          --      -----------                                                -----------             --

         $0                           $0     21  Real Property Taxes                        $37,799
-----------          --      -----------                                                -----------             --

    $17,927                     ($17,927)    22  Other Taxes                                $67,653
-----------          --      -----------                                                -----------             --

     $1,024                      ($1,024)    23  Other Selling                              $10,999
-----------          --      -----------                                                -----------             --

     $6,414                      ($6,414)    24  Other Administrative                       $16,701
-----------          --      -----------                                                -----------             --

                                      $0     25  Interest
-----------          --      -----------                                                -----------             --

     $1,619                      ($1,619)    26  Other Expenses:   Postage &                $22,704
-----------          --      -----------                           Freight

     $7,236                      ($7,236)    27  Telephone/Utilities                       $179,588
-----------          --      -----------                                                -----------             --

     $2,342                      ($2,342)    28  Janitorial                                 $35,605
-----------          --      -----------                                                -----------             --

         $0                           $0     29  Security                                    $2,043
-----------          --      -----------                                                -----------             --

     $3,823                      ($3,823)    30  Equipment                                  $12,129
                                                 Maint/Repair
-----------          --      -----------                                                -----------             --

         $0                           $0     31  Less: Service Costs Classified          ($318,056)
                                                 in COGS
-----------          --      -----------                                                -----------             --

         $0                           $0     32  Less: Manufacturing Costs                 ($44,342)
                                                 Classified in COGS
-----------          --      -----------                                                -----------             --

       $648                        ($648)    33  Misc                                        $9,708
-----------          --      -----------                                                -----------             --

         $0                           $0     34  Outside Services for Customer             $143,309
                                                 Service
-----------          --      -----------                                                -----------             --

   $168,666          $0        ($168,666)    35  TOTAL EXPENSES                          $2,827,159             $0
-----------          --      -----------                                                -----------             --

  ($168,666)         $0        ($168,666)    36  SUBTOTAL                               ($2,619,825)            $0
-----------          --      -----------                                                -----------             --

                                                 REORGANIZATION
                                                 ITEMS:
         $0   A                       $0     37  Professional Fees              A         ($194,716)
-----------          --      -----------                                                -----------             --

                                      $0     38  Provisions for Rejected
                                                 Executory Contracts
-----------          --      -----------                                                -----------             --

       $114                         $114     39  Interest Earned on Accumulated                $358
                                                 Cash from
                                                 Resulting Chp 11 Case
-----------          --      -----------                                                -----------             --

      ($210)  C                    ($210)    40  Gain or (Loss) from Sale of    C        $6,522,054
                                                 Equipment
-----------          --      -----------                                                -----------             --

         $0                           $0     41  U.S. Trustee                              ($5,000)
                                                 Quarterly Fees
-----------          --      -----------                                                -----------             --

($3,245,165)  B               $3,245,165     42  Restructuring Balance Sheet    B      ($14,445,126)
                                                 for BK
-----------          --      -----------                                                -----------             --

($3,245,261)         $0      ($3,245,261)    43  TOTAL REORGANIZATION ITEMS             ($8,122,430)            $0
-----------          --      -----------                                                -----------             --


($3,413,927)         $0      ($3,413,927)    44  NET PROFIT (LOSS) BEFORE FEDERAL &    ($10,742,255)            $0
                                                 STATE TAXES
-----------          --      -----------                                                -----------             --

                                      $0     45  Federal & State
                                                 Income Taxes
-----------          --      -----------                                                -----------             --

($3,413,927)         $0      ($3,413,927)    46  NET PROFIT (LOSS)                     ($10,742,255)            $0
===========          ==      ===========                                               ============             ==






A. These amounts represent amortization of prepaid expenses in conformity with GAAP accrual accounting.

B. Additional bankruptcy claims. The largest are for real estate leases ($2.117 million) and officer employment contracts ($719k).

C. Proceeds from sale of intellectual property ($8.975 mil) and service business ($280k) netted against fixed asset write-off and deferred revenue transferred.



                                       2.

                                  BALANCE SHEET
                            (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 09/27/03

     ASSETS
                                                                   FROM SCHEDULES                       MARKET VALUE
                                                                   --------------                       ------------

      CURRENT ASSETS

 1      Cash and cash equivalents - unrestricted                                                            $238,232
                                                                                                          ----------
 2      Cash and cash equivalents - restricted                                                               $58,235
                                                                                                          ----------
 3      Accounts receivable (net)                                       A                                 $8,449,542
                                                                                                          ----------
 4      Inventory                                                       B                                         $0
                                                                                                          ----------

 5      Prepaid expenses                                                                                    $427,489
                                                                                                          ----------
 6      Professional retainers                                                                                    $0
                                                                                                          ----------
 7      Other:
        ---------------------------                                                                       ----------
 8      ---------------------------                                                                       ----------

 9          TOTAL CURRENT ASSETS                                                                          $9,173,498
                                                                                                          ----------

      PROPERTY AND EQUIPMENT (MARKET VALUE)
10      Real property                                                   C                                         $0
                                                                                                          ----------
11      Machinery and equipment                                         D                                         $0
                                                                                                          ----------
12      Furniture and fixtures                                          D                                         $0
                                                                                                          ----------
13      Office equipment                                                D                                         $0
                                                                                                          ----------
14      Leasehold improvements                                          D                                         $0
                                                                                                          ----------
15      Vehicles                                                        D                                         $0
                                                                                                          ----------
16      Other:                                                          D
              -------------------------------------------                                                 ----------

17      -------------------------------------------------               D
                                                                                                          ----------
18      -------------------------------------------------               D
                                                                                                          ----------
19      -------------------------------------------------               D
                                                                                                          ----------
20      -------------------------------------------------               D
                                                                                                          ----------

21          TOTAL PROPERTY AND EQUIPMENT                                                                          $0
                                                                                                          ----------

      OTHER ASSETS
22      Loans to shareholders
                                                                                                          ----------
23      Loans to affiliates
                                                                                                          ----------
24      Long Term Deposits - 2800 Scott Blvd facility & Other                                               $198,033

25       Sales Offices
                                                                                                          ----------
26       ---------------------------------------------------
                                                                                                          ----------
27       ---------------------------------------------------
                                                                                                          ----------

28              TOTAL OTHER ASSETS                                                                          $198,033
                                                                                                          ----------
29              TOTAL ASSETS                                                                              $9,371,531
                                                                                                          ==========



NOTE:

$8.4 million in accounts receivable represents cash held by Cooley Godward, LLP from sale of intellectual property and service business.


                                       3.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

      POST-PETITION

        CURRENT LIABILITIES

30        Salaries and wages                                                                         $0
                                                                                          -------------
31        Payroll taxes                                                                              $0
                                                                                          -------------
32        Real and personal property taxes                                                           $0
                                                                                          -------------
33        Income taxes                                                                           $2,400
                                                                                          -------------
34        Sales taxes                                                                                $0
                                                                                          -------------
35        Notes payable (short term)
                                                                                          -------------
36        Accounts payable (trade)                                     A                       $237,840
                                                                                          -------------
37        Real property lease arrearage                                                              $0
                                                                                          -------------
38        Personal property lease arrearage                                                          $0
                                                                                          -------------
39        Accrued professional fees                                                                  $0
                                                                                          -------------
40        Current portion of long-term post-petition debt (due within 12 months)                     $0
                                                                                          -------------
41        Other:                                                                                     $0
                 -----------------------------------------                                -------------
42        Misc                                                                                       $0
          ------------------------------------------------                                -------------
43                                                                                                   $0
          ------------------------------------------------                                -------------
44        TOTAL CURRENT LIABILITIES                                                            $240,240
                                                                                          -------------
45      LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION

46        TOTAL POST-PETITION LIABILITIES                                                      $240,240
                                                                                          -------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47        Secured claims                                               F                             $0
                                                                                          -------------
48        Priority unsecured claims                                    F                        $55,473
                                                                                          -------------
49        General unsecured claims                                     F                     $5,808,994
                                                                                          -------------

50        TOTAL PRE-PETITION LIABILITIES                                                     $5,864,467
                                                                                          -------------
51        TOTAL LIABILITIES                                                                  $6,104,707
                                                                                          -------------

    EQUITY (DEFICIT)

52        Retained Earnings/(Deficit) at time of filing                                   ($201,251,104)
                                                                                          -------------
53        Capital Stock 120,000,000 shares authorized, 45,854,703 issued & outstanding          $45,855
                                                                                          -------------
54        Additional paid-in capital                                                       $215,214,328
                                                                                          -------------
55        Cumulative profit/(loss) since filing of case                                    ($10,742,255)
                                                                                          -------------
56        Post-petition contributions/(distributions) or (draws)
                                                                                          -------------
57
          ------------------------------------------------                                -------------
58        Market value adjustment
                                                                                          -------------

59        TOTAL EQUITY (DEFICIT)                                                             $3,266,824
                                                                                          -------------

60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                   $9,371,531
                                                                                          =============


                                       4.

                               AUSPEX SYSTEMS, INC
                            PAYMENT TO PROFESSIONALS
                                  SEPT 27, 2003

Cooley, Godward LLP            $188,443 Amortization of pre-petition payment

Regent Pacific                 $130,000


Fish & Richardson, PC          $6,273 Not paid. Accrued pending approval by
                                   bankruptcy court.


                                       5.

                               AUSPEX SYSTEMS INC
                                OFFICERS SALARIES
                      POST-PETITION THROUGH SEPT 27, 2003

                            Salary Paid                    Expense Reports
                            Post petition                  Post petition
                            to date                        to date
Michael Worhach             $101,921                       $5,285
Peter Simpson               *                              $3,734
Dennis Dunnigan             *                                  $0
                            --------                       ------
  Totals                    $101,921                       $9,019

* Compensation shown under management fees


                                       6.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                          ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE         PAST DUE
RECEIVABLES AND PAYABLES AGINGS         [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
   0 -30 Days                                 $8,402,000                $237,840
                                              ----------                --------
   31-60 Days                                         $0
                                              ----------                --------
   61-90 Days                                         $0                                         $0
                                              ----------                --------              -----
   91+ Days                                     $332,203
                                              ----------                --------
   Total accounts receivable/payable          $8,734,203                $237,840
                                              ----------                ========

   Allowance for doubtful accounts              $284,661
                                              ----------
   Accounts receivable (net)                  $8,449,542
                                              ==========

                 SCHEDULE B

                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
                                     INVENTORY(IES)
                                       BALANCE AT               INVENTORY BEGINNING OF MONTH                       0
                                      END OF MONTH                                                  ----------------
                                      ------------              Add -
                                                                   Net purchase
   Retail/Restaurants -                                                                             ----------------
     Product for resale                                            Direct labor
                                    ----------------                                                ----------------
   Distribution -                                                  Manufacturing overhead                         $0
     Products for resale                                                                            ----------------
                                    ----------------               Freight in
   Manufacturer -                                                                                   ----------------
     Raw Materials                                $0               Other:
                                    ----------------                                                ----------------
     Work-in-progress                             $0            Write-off Inventory                               $0
                                    ----------------            -------------------------------     ----------------
     Finished goods                               $0                                                              $0
                                    ----------------            -------------------------------     ----------------

   Other - Explain                  ----------------            Less -
                                                                   Inventory End of Month                         $0
-------------------------------                                                                     ----------------
                                                                   Shrinkage                                      $0
-------------------------------                                                                     ----------------
        TOTAL                                     $0               Personal Use
                                    ================                                                ----------------
                                                                Cost of Goods Sold                                $0
   METHOD OF INVENTORY CONTROL                                                                      ================
   Do you have a functioning perpetual inventory system?
          Yes [x]  No [ ]                                       INVENTORY VALUATION METHODS
                                                                Indicate by a checkmark method of inventory used.
   How often do you take a complete physical inventory?
                                                                Valuation methods -
     Weekly                                                        FIFO cost
                        -------                                                                     ----
     Monthly                                                       LIFO cost
                        -------                                                                     ----
     Quarterly          x                                          Lower of cost or market          x
                        -------                                                                     ----
     Semi-annually                                                 Retail method
                        -------                                                                     ----
     Annually                                                      Other
                        -------                                                                     ----
Date of last physical inventory was   4/18/2003 0:00                 Explain
                                    ----------------
                                                                ----------------------------------------------------
Date of next physical inventory is  Unknown
                                    ----------------            ----------------------------------------------------

                                                                ----------------------------------------------------


                                       7.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                              COST              MARKET VALUE
                                                                         ----              ------------
   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------
   Total                                                                      $0                     $0
                                                                ================        ===============


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                              COST              MARKET VALUE
                                                                         ----              ------------
Machinery & Equipment -
                                                                              $0
   -------------------------------------------------            ----------------        ---------------
                                                                              $0
   -------------------------------------------------            ----------------        ---------------
   Computer Hardware & Software                                               $0                  $0.00
   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------
   Total                                                                      $0                     $0
                                                                ================        ===============
Furniture & Fixtures -
   Desks, Chairs, Workbenches, etc                                            $0                  $0.00
   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------
   Total                                                                      $0                     $0
                                                                ================        ===============
Office Equipment -

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------
   Total                                                                      $0                     $0
                                                                ================        ===============
Leasehold Improvements -
                                                                              $0                  $0.00
   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------
   Total                                                                      $0                     $0
                                                                ================        ===============
Vehicles -

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------

   -------------------------------------------------            ----------------        ---------------
   Total                                                                      $0                     $0
                                                                ================        ===============


                                       8.

                                    SCHEDULE E
                       AGING OF POST-PETITION TAXES
                       (AS OF END OF THE CURRENT
                       REPORTING PERIOD)

TAXES PAYABLE                   0-30 DAYS     31-60 DAYS     61-90 DAYS     91+ DAYS      TOTAL
                                ---------     ----------     ----------     --------      -----
FEDERAL
   Income Tax  Withholding          $0                                                      $0
                                ---------     ----------     ----------     --------      -----
   FICA - Employee                                                                          $0
                                ---------     ----------     ----------     --------      -----
   FICA - Employer                  $0                                                      $0
                                ---------     ----------     ----------     --------      -----
   Unemployment (FUTA)                                                                      $0
                                ---------     ----------     ----------     --------      -----
   Income                                                                                   $0
                                ---------     ----------     ----------     --------      -----
   Other (Attach List)                                                                      $0
                                ---------     ----------     ----------     --------      -----
TOTAL FEDERAL TAXES                 $0            $0            $0             $0           $0
                                ---------     ----------     ----------     --------      -----
STATE AND LOCAL
   Income Tax Withholding                                                                   $0
                                ---------     ----------     ----------     --------      -----
   Unemployment (UT)                                                                        $0
                                ---------     ----------     ----------     --------      -----
   Disability Insurance (DI)                                                                $0
                                ---------     ----------     ----------     --------      -----
   Empl. Training Tax (ETT)                                                                 $0
                                ---------     ----------     ----------     --------      -----
   Sales                            $0                                                      $0
                                ---------     ----------     ----------     --------      -----
   Excise                                                                                   $0
                                ---------     ----------     ----------     --------      -----
   Real property                                                                            $0
                                ---------     ----------     ----------     --------      -----
   Personal property                                                                        $0
                                ---------     ----------     ----------     --------      -----
   Income                                                                                   $0
                                ---------     ----------     ----------     --------      -----
   Other (Attach List)                                                                      $0
                                ---------     ----------     ----------     --------      -----
TOTAL STATE & LOCAL TAXES           $0            $0            $0             $0           $0
                                ---------     ----------     ----------     --------      -----
TOTAL TAXES                         $0            $0            $0             $0           $0
                                =========     ==========     ==========     ========      =====


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                        CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -              AMOUNT      AMOUNT (b)
-------------------------------------------              ------      ----------
   Secured claims (a)
                                                      ----------     ----------
   Priority claims other than taxes
                                                      ----------     ----------
   Priority tax claims                                   $77,757        $55,473
                                                      ----------     ----------
   General unsecured claims                           $6,630,022     $5,808,994
                                                      ----------     ----------

(a)   List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting $10,000,000 as the Claimed purposes you should list Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                         ACCOUNT 1     ACCOUNT 2      ACCOUNT 3    ACCOUNT 4
                                         ---------     ---------      ---------    ---------
Bank
                                         ---------     ---------      ---------    ---------
Account Type
                                         ---------     ---------      ---------    ---------
Account No.
                                         ---------     ---------      ---------    ---------
Account Purpose
                                         ---------     ---------      ---------    ---------
Balance, End of Month
                                         ---------     ---------      ---------    ---------
Total Funds on Hand for all Accounts            $0
                                         =========


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                       9.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/27/03

                                                                        Actual               Cumulative
                                                                    Current Month          (Case to Date)
                                                                    -------------          --------------
      CASH RECEIPTS
1          Rent/Leases Collected

2          Cash Received from Sales                                   $ 19,455               $1,279,300
                                                                      --------               ----------
3          Interest Received                                          $    114               $    1,574
                                                                      --------               ----------
4          A/R received from Cooley from asset sales                  $200,000               $  853,000
                                                                      --------               ----------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                      --------               ----------
6          Capital Contributions
                                                                      --------               ----------
7          Legal Retainer refunds                                     $      0               $  128,018
                                                                      --------               ----------
8          Employee contribution to Cobra                             $      0               $   43,406
                                                                      --------               ----------
9          Employee 401K                                              $      0               $    9,214
                                                                      --------               ----------
10         Misc Vendor Refund                                         $ 10,852               $   26,059
                                                                      --------               ----------
11         DoveBid Auction Receipts                                   $      0               $  152,486
                                                                      --------               ----------
12              TOTAL CASH RECEIPTS                                   $230,421               $2,493,057
                                                                      --------               ----------

      CASH DISBURSEMENTS
13         Payments for Inventory
                                                                      --------               ----------
14         Selling                                                    $      0
                                                                      --------               ----------
15         Administrative                                             $ 89,309               $  642,242
                                                                      --------               ----------
16         Capital Expenditures
                                                                      --------               ----------
17         Principal Payments on Debt
                                                                      --------               ----------
18         Interest Paid
                                                                      --------               ----------
           Rent/Lease:
                                                                      --------               ----------
19              Personal Property                                     $  2,470               $    2,470
                                                                      --------               ----------
20              Real Property                                         $      0               $  409,499
                                                                      --------               ----------
           Amount Paid to Owner(s)/Officer(s)
                                                                                             ----------
21              Salaries                                              $      0               $  103,844
                                                                      --------               ----------
22              Draws
                                                                      --------               ----------
23              Commissions/Royalties                                 $      0               $    9,865
                                                                      --------               ----------
24              Expense Reimbursements                                $      0               $   14,706
                                                                      --------               ----------
25              Other
                                                                      --------               ----------
26         Salaries/Commissions (less employee withholding)           $ 65,959               $  854,760
                                                                      --------               ----------
27         Management Fees
                                                                      --------               ----------
           Taxes:

28              Employee Withholding                                  $      0
                                                                      --------               ----------
29              Employer Payroll Taxes                                $      0               $   48,930
                                                                      --------               ----------
30              Real Property Taxes
                                                                      --------               ----------
31              Other Taxes                                           $  1,600               $   25,188
                                                                      --------               ----------
32         Other Cash Outflows:
                                                                      --------               ----------
33              401K Payment                                          $      0               $    9,206
                                                                      --------               ----------
34              Flexible benefits                                     $      0               $   12,441
                                                                      --------               ----------
35              Bank Fees                                             $  6,977               $   11,079
                                                                      --------               ----------
36              Glass house post 6/20/03 A/R Receipts                 $ 28,047               $  257,339
                                                                      --------               ----------
37              Regent Pacific                                        $ 50,000               $  130,000
                                                                      --------               ----------
38    TOTAL CASH DISBURSEMENTS:                                       $244,362               $2,531,569
                                                                      --------               ----------
39    NET INCREASE (DECREASE) IN CASH                                 ($13,941)                ($38,512)
                                                                      --------               ----------
40    CASH BALANCE, BEGINNING OF PERIOD                               $310,429               $  335,000
                                                                      --------               ----------
41    CASH BALANCE, END OF PERIOD                                     $296,488               $  296,488
                                                                      ========               ==========


                                                                             10.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                               FOR THE MONTH ENDED

                                                                                            ACTUAL                CUMULATIVE
                                                                                        CURRENT MONTH           (CASE TO DATE)
                                                                                        -------------           --------------
      CASH FLOWS FROM OPERATING ACTIVITIES
1          Cash Received from Sales
                                                                                        -------------           --------------
2          Rent/Leases Collected
                                                                                        -------------           --------------
3          Interest Received
                                                                                        -------------           --------------
4          Cash Paid to Suppliers
                                                                                        -------------           --------------
5          Cash Paid for Selling Expenses
                                                                                        -------------           --------------
6          Cash Paid for Administrative Expenses
                                                                                        -------------           --------------
           Cash Paid for Rents/Leases:

7               Personal Property
                                                                                        -------------           --------------
8               Real Property
                                                                                        -------------           --------------
9          Cash Paid for Interest
                                                                                        -------------           --------------

10         Cash Paid for Net Payroll and Benefits
                                                                                        -------------           --------------
           Cash Paid to Owner(s)/Officer(s)

11              Salaries
                                                                                        -------------           --------------
12              Draws
                                                                                        -------------           --------------
13              Commissions/Royalties
                                                                                        -------------           --------------
14              Expense Reimbursements
                                                                                        -------------           --------------
15              Other
                                                                                        -------------           --------------
           Cash Paid for Taxes Paid/Deposited
             to Tax Acct.

16              Employer Payroll Tax
                                                                                        -------------           --------------
17              Employee Withholdings
                                                                                        -------------           --------------
18              Real Property Taxes
                                                                                        -------------           --------------
19              Other Taxes
                                                                                        -------------           --------------
20         Cash Paid for General Expenses
                                                                                        -------------           --------------

21
           -------------------------------------------                                  -------------           --------------

22
           -------------------------------------------                                  -------------           --------------

23
           -------------------------------------------                                  -------------           --------------

24
           -------------------------------------------                                  -------------           --------------

25
           -------------------------------------------                                  -------------           --------------

26
           -------------------------------------------                                  -------------           --------------

27       NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
           REORGANIZATION ITEMS                                                                    $0                       $0
                                                                                        -------------           --------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28         Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                        -------------           --------------
29         Professional Fees Paid for Services in Connection with
             Chp 11 Case
                                                                                        -------------           --------------
30         U.S. Trustee Quarterly Fees
                                                                                        -------------           --------------
31
           -------------------------------------------                                  -------------           --------------

32       NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                          $0                       $0
                                                                                        -------------           --------------

33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION
      ITEMS                                                                                        $0                       $0
                                                                                        -------------           --------------

      CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures
                                                                                        -------------           --------------

35         Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                        -------------           --------------
36
           -------------------------------------------                                  -------------           --------------

37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                   $0                       $0
                                                                                        -------------           --------------
      CASH FLOWS FROM FINANCING ACTIVITIES

38         Net Borrowings (Except Insiders)
                                                                                        -------------           --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                        -------------           --------------
40         Capital Contributions
                                                                                        -------------           --------------
41         Principal Payments
                                                                                        -------------           --------------

42
           -------------------------------------------                                  -------------           --------------

43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                   $0                       $0
                                                                                        -------------           --------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                         $0                       $0
                                                                                        -------------           --------------

45    CASH AND CASH EQUIVALENTS AT
      BEGINNING OF MONTH
                                                                                        -------------           --------------

46    CASH AND CASH EQUIVALENTS AT END OF
      MONTH                                                                                        $0                       $0
                                                                                        =============           ==============


                                      11.